UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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Tabula Rasa HealthCare, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! TABULA RASA HEALTHCARE, INC. 2021 Annual Meeting Vote by June 10, 2021 11:59 p.m. Eastern Time TABULA RASA HEALTHCARE, INC. 228 STRAWBRIDGE DRIVE MOORESTOWN, NJ 08057 D48430-P56087 You invested in TABULA RASA HEALTHCARE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2021 Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders of Tabula Rasa HealthCare, Inc. to be held via live webcast on June 11, 2021 at 10:00 a.m. Eastern Time. Get informed before you vote View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by submitting a request prior to May 28, 2021. If you would like to request a paper or email copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Online During the 2021 Annual Meeting* June 11, 2021 10:00 a.m., Eastern Time www.virtualshareholdermeeting.com/TRHC2021 *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Election of Directors Nominees: Dr. Samira Beckwith Dr. Dennis Helling Rear Admiral Pamela Schweitzer Class II director Class II director Class II director Board Recommends For Approval, on an advisory basis, of the 2020 compensation of Tabula Rasa HealthCare, Inc.’s named executive officers. Ratification of the selection of KPMG LLP as Tabula Rasa HealthCare, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2021. Approval of the Tabula Rasa HealthCare, Inc. Employee Stock Purchase Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D48431-P56087